EXHIBIT 10.6



GOOD
SWARTZ
BROWN
& BERNS LLP

CERTIFIED PUBLIC ACCOUNTANTS
AND BUSINESS ADVISORS             CONSENT OF INDEPENDENT AUDITOR






WE HEREBY CONSENT TO THE INCORPORATION BY REFERENCE IN THIS REGISTRATION STATEMENT ON FORM S-8 OF CYPOST CORPORATION OF OUR REPORT DATED APRIL 1, 2002 RELATING TO THE FINANCIAL STATEMENTS OF CYPOST CORPORATION APPEARING IN THE ANNUAL REPORT OF FORM 10KSB OF CYPOST CORPORATION FOR THE YEARS ENDED DECEMBER 31, 2001 AND 2000.



                                        /S/ GOOD SEARTZ BROWN & BERNS LLP
                                        GOOD SWARTS BROWN & BERNS, LLP



LOS ANGELES, CALIFORNIA
AUGUST 28, 2002





11755 WILSHIRE BOULEVARD/17TH FLOOR/LOS ANGELES/CA 90025/TEL: 310.477.3622/ FAX:
310.312.0838